UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 26, 2013

RETAIL OPPORTUNITY INVESTMENTS CORP.
RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
(Exact name of registrant as specified in its charter)

Maryland Delaware (State or other jurisdiction of incorporation)	333-189057 333-189057-01 (Commission File Number)	26-0500600 27-1532741 (IRS Employer Identification No.)

8905 Towne Centre Drive, Suite 108 San Diego, California (Address of Principal Executive Offices)	92122 (Zip Code)

Registrant’s telephone number, including area code: (858) 677-0900

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 and Item 2.03 is incorporated herein by reference.

During August 2013, certain subsidiaries of Retail Opportunity Investments Corp. (the "Company") entered into a purchase and sale agreement (the "Crossroads Purchase and Sale Agreement") with an unaffiliated group of sellers (the "Crossroads Sellers") in relation to the 51% of the partnership interests in Terranomics Crossroads Associates (the "Crossroads JV"), the partnership which owns the Crossroads Shopping Center located in Bellevue, Washington ("Crossroads"), which the Company's subsidiaries did not already own, and a purchase and sale agreement (the "Five Points Purchase and Sale Agreement", and together with the Crossroads Purchase and Sale Agreement, the "Purchase and Sale Agreements") with an unaffiliated group of sellers (the "Five Points Sellers") in relation to the membership interests in SARM Five Points Plaza, LLC ("Five Points LLC"), the entity that owned Five Points Plaza Shopping Center located in Huntington, California ("Five Points Plaza").

In connection with the closings, and as contemplated by the Purchase and Sale Agreements, the Company and Retail Opportunity Investments Partnership, LP (the "Operating Partnership") entered into (i) contribution agreements with each of the Crossroads Sellers and the Five Points Sellers (together, the "Contribution Agreements") providing for the issuance of OP Units in exchange for all interests in the Crossroads JV and Five Points LLC, (ii) tax protection agreements with each of the Crossroads Sellers and the Five Points Sellers (together, the "Tax Protection Agreements") and (iii) registration rights agreements with each of the Crossroads Sellers and the Five Points Sellers (together, the "Registration Rights Agreements")

The Tax Protection Agreements require the Company, subject to certain exceptions, for a period of 12 years, to indemnify the Crossroads Sellers and Five Points Sellers receiving OP Units against certain tax liabilities incurred by them, as calculated pursuant to the applicable Tax Protection Agreement, if such liabilities result from a transaction involving a taxable disposition of Crossroads or Five Points Plaza, as applicable, or if the Operating Partnership fails to maintain and allocate to such holders for taxation purposes minimum levels of Operating Partnership liabilities as specified in the Tax Protection Agreement.

The Registration Rights Agreements require the Company, subject to certain exceptions, to use commercially reasonable efforts to file, no later than one year after the issuance of the OP Units as contemplated by the Contribution Agreements, a shelf registration statement covering the resale of shares of common stock that may be issued upon exchange of such OP Units.  Under the Registration Rights Agreement, the Company will also be required to use commercially reasonable efforts to cause such shelf registration statement to be declared effective as soon as practicable thereafter.

In addition, the Company agreed to forfeit its rights of first offer to purchase the following properties, which it obtained in connection with its acquisition of its 49% ownership interest in the Crossroads JV in December 2010: Brook 35 Plaza, Sea Girt, New Jersey; Brook 35 West, Sea Girt, New Jersey; The Grove West, Shrewsbury, New Jersey and The Grove at Shrewsbury, Shrewsbury, New Jersey.

In connection with the issuance of OP Units, the Operating Partnership has adopted a Second Amended and Restated Limited Partnership Agreement dated of September 27, 2013 (the "Partnership Agreement").

Item 2.01  Completion of Acquisition or Disposition of Assets.

The Crossroads Purchase and Sale Agreement provides for the acquisition of 51% of the partnership interests in the Crossroads JV from the Crossroads Sellers for consideration of approximately $37.5 million, to be paid through the issuance of 2,639,632 OP Units, and the assumption of a $49.6 million mortgage loan on the property.

The Five Points Purchase and Sale Agreement provides for the acquisition of 100% of the membership interests in Five Points LLC from the Five Points Sellers, for consideration of approximately $52.4 million, to be paid through (i) approximately $43.6 million in cash (of which approximately $17.2 million was used to pay off the existing mortgage loan and terminate the related swap) and (ii) the issuance of 650,031 OP Units.

On September 27, 2013, subsidiaries of Retail Opportunity Investments Corp. (the "Company") completed the acquisition of the partnership interests Crossroads JV and the LLC interests in Five Points LLC.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Unsecured Revolving Credit Facility

On September 26, 2013, the Company, as the Parent Guarantor,  the Operating Partnership, as the Borrower, and certain subsidiaries of the Company, as the Subsidiary Guarantors (the "Subsidiary Guarantors"), entered into a third amendment to the amended and restated credit agreement (the "Credit Agreement Amendment") with KeyBank National Association, as Administrative Agent and L/C Issuer and the lenders party thereto.

Pursuant to the Credit Agreement Amendment, the lenders agreed to (i) increase the aggregate commitments under the amended and restated credit agreement dated as of August 29, 2012 (the "Credit Agreement"), to $350 million; (ii) reduce the margin and fees payable under the Credit Agreement; and (iii) extend the maturity date of the Credit Agreement by one year to August 29, 2017.

The Credit Agreement Amendment also included the following amendments to the financial covenants contained in the Credit Agreement: (i) replacing the requirement that maximum consolidated secured indebtedness as of the last day of any fiscal quarter be no greater than the Mortgageability Amount (as defined in the Credit Agreement in effect prior to the Credit Agreement Amendment) with the requirement that the consolidated unencumbered interest coverage ratio as of the last day of any fiscal quarter be no less than 1.75 to 1.00; and (ii) increasing the minimum consolidated tangible net worth requirement from at least equal to the sum of $400 million plus 80% of the net proceeds equity sales and issuances by the Company after the date of the Credit Agreement to at least equal to the sum of $580 million plus 80% of the net proceeds of future equity sales and issuances by the Company.

Term Loan Facility

On September 26, 2013, the Company, the Operating Partnership and the Subsidiary Guarantors entered into a third amendment to the amended and restated term loan agreement (the "Term Loan Amendment") with KeyBank National Association, as Administrative Agent and the lenders party thereto.

Pursuant to the Term Loan Amendment, the lenders agreed to amend the financial covenants under the amended and restated term loan agreement dated as of August 29, 2012 (the "Term Loan Agreement") as follows: (i) replacing the requirement that maximum consolidated secured indebtedness as of the last day of any fiscal quarter be no greater than the Mortgageability Amount (as defined in the Term Loan Agreement in effect prior to the Term Loan Amendment) with the requirement that the consolidated unencumbered interest coverage ratio as of the last day of any fiscal quarter be no less than 1.75 to 1.00; and (ii) increasing the minimum consolidated tangible net worth requirement from at least equal to the sum of $400 million plus 80% of the net proceeds equity sales and issuances by the Company after the date of the Term Loan Agreement to at least equal to the sum of $580 million plus 80% of the net proceeds of future equity sales and issuances by the Company.

Item 3.02  Unregistered Sale of Equity Securities

In accordance with the Crossroads Purchase and Sale Agreement, the Company and the Operating Partnership entered into a Contribution Agreement pursuant to which 2,639,634 OP Units were issued, in reliance on Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, in exchange for the Crossroads Sellers' membership interests in Crossroads JV.

In accordance with the Five Points Purchase and Sale Agreement, the Company and the Operating Partnership entered into a Contribution Agreement pursuant to which 650,632 OP Units were issued, in reliance on Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, in partial exchange for the Five Points Sellers' ownership interests in Five Points LLC.  The OP Units are exchangeable into shares of common stock of the Company on a one-for-one basis, subject to the terms of the Operating Partnership's Partnership Agreement.

Item 9.01  Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

The financial statements that are required to be filed pursuant to this Item will be filed under cover of  a Form 8-K/A as soon as practicable, but no later than 71 days after the date on which this initial Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information that is required to be filed pursuant to this Item will be filed under cover of a Form 8-K/A as soon as practicable, but no later than 71 days after the date on which this initial Form 8-K is required to be filed.

Forward-Looking Statements.
This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The Company and the Operating Partnership have based these forward-looking statements on the current expectations and projections of the Company about future events.  These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause the Company’s and the Operating Partnership's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "could," "would," "expect," "plan," "anticipate," "believe," "estimate," "continue," or the negative of such terms or other similar expressions.  Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in the Company’s and the Operating Partnership's other securities and Exchange Commission filings.

 (d)           Exhibits.

Exhibit No.	Description
4.1
Second Amended and Restated Limited Partnership Agreement of Retail Opportunity Investments Partnership, LP dated as of September 27, 2013 among Retail Opportunity Investments GP, LLC as general partner, Retail Opportunity Investments Corp. and the other limited partners thereto.

10.1
Third Amendment to the Amended and Restated Credit Agreement among Retail Opportunity Investments Partnership, LP, as the Borrower, Retail Opportunity Investments Corp., as the Parent Guarantor, certain subsidiaries of the Parent Guarantor identified therein, as the Subsidiary Guarantors, KeyBank National Association, as Administrative Agent and the other lenders party thereto.

10.2
Third Amendment to the Amended and Restated Term Loan among Retail Opportunity Investments Partnership, LP, as the Borrower, Retail Opportunity Investments Corp., as the Parent Guarantor, certain subsidiaries of the Parent Guarantor identified therein, as the Subsidiary Guarantors, KeyBank National Association, as Administrative Agent, and the other lenders party thereto.

10.3	Contribution Agreement among Retail Opportunity Investments Corp., Retail Opportunity Investments Partnership, LP and the sellers identified therein.
10.4	Contribution Agreement among Retail Opportunity Investments Corp., Retail Opportunity Investments Partnership, LP and the sellers identified therein.
10.5	Tax Protection Agreement among Retail Opportunity Investments Corp., Retail Opportunity Investments Partnership, LP and the protected partners identified therein.
10.6	Tax Protection Agreement among Retail Opportunity Investments Corp., Retail Opportunity Investments Partnership, LP and the protected partners identified therein.
10.7	Registration Rights Agreement among Retail Opportunity Investments Corp. and the holders named therein.
10.8	Registration Rights Agreement among Retail Opportunity Investments Corp. and the holders named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2013	RETAIL OPPORTUNITY INVESTMENTS CORP.

	By:	/s/ Michael B. Haines
	Name:	Michael B. Haines
	Title:	Chief Financial Officer

Dated: October 2, 2013	RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
	Name:	Name: Michael B. Haines
	Title:	Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
4.1
Second Amended and Restated Limited Partnership Agreement of Retail Opportunity Investments Partnership, LP dated as of September 27, 2013 among Retail Opportunity Investments GP, LLC as general partner, Retail Opportunity Investments Corp. and the other limited partners thereto.

10.1
Third Amendment to Amended and Restated Credit Agreement, dated as of September 26, 2013, among Retail Opportunity Investments Partnership, LP, as the Borrower, Retail Opportunity Investments Corp., as the Parent Guarantor, certain subsidiaries of the Parent Guarantor identified therein, as the Subsidiary Guarantors, KeyBank National Association, as Administrative Agent, Swing Line Lender and L/C Issuer, Bank of America, N.A., as the Syndication Agent, PNC Bank, National Association and U.S. Bank National Association, as Co-Documentation Agents, and the other lenders party thereto.

10.2
Third Amendment to Amended and Restated Term Loan Agreement, dated as of September 26, 2013, among Retail Opportunity Investments Partnership, LP, as the Borrower, Retail Opportunity Investments Corp., as the Parent Guarantor, certain subsidiaries of the Parent Guarantor identified therein, as the Subsidiary Guarantors, KeyBank National Association, as Administrative Agent, Bank of America, N.A., as the Syndication Agent, PNC Bank, National Association and U.S. Bank National Association, as Co-Documentation Agents, and the other lenders party thereto.

10.3	Contribution Agreement among Retail Opportunity Investments Corp., Retail Opportunity Investments Partnership, LP and the sellers identified therein.
10.4	Contribution Agreement among Retail Opportunity Investments Corp., Retail Opportunity Investments Partnership, LP and the sellers identified therein.
10.5	Tax Protection Agreement among Retail Opportunity Investments Corp., Retail Opportunity Investments Partnership, LP and the protected partners identified therein.
10.6	Tax Protection Agreement among Retail Opportunity Investments Corp., Retail Opportunity Investments Partnership, LP and the protected partners identified therein.
10.7	Registration Rights Agreement among Retail Opportunity Investments Corp. and the holders named therein.
10.8	Registration Rights Agreement among Retail Opportunity Investments Corp. and the holders named therein.